

CERVOMED

Medicines for the Brain

Corporate Overview

December 2024

NASDAQ: CRVO

Forward-Looking Statements

This presentation includes express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, regarding the intentions, plans, beliefs, expectations or forecasts for the future of CervoMed Inc. (the "Company"), including, but not limited to: the therapeutic potential of neflamapimod in DLB or any other indication; the anticipated timing and achievement of clinical and development milestones, including the announcement of additional data from the RewinD-LB trial, any meeting with the FDA, the initiation of any future clinical trials, or the commercial approval, if any, of neflamapimod by the FDA or any other regulatory authority; any other expected or implied benefits or results, including that any initial clinical results observed with respect to neflamapimod in the AscenD-LB Trial or RewinD-LB Trial will be replicated in later trials; and the results of the Company's ongoing investigation of the lower than expected blood concentration levels observed in the double-blind portion of the RewinD-LB trial; the Company's clinical development plans and related timelines; the potential commercial opportunity of neflamapimod, if approved; and the Company's anticipated cash runway. Terms such as "believes," "estimates," "anticipates," "expects," "plans," "aims," "seeks," "intends," "may," "might," "could," "might," "will," "should," "approximately," "potential," "target," "project," "contemplate," "predict," "forecast," "continue," or other words that convey uncertainty of future events or outcomes may identify these forward-looking statements. Although there is believed to be reasonable basis for each forward-looking statement contained herein, forward-looking statements by their nature involve risks and uncertainties, known and unknown, many of which are beyond the Company's control and, as a result, actual results could differ materially from those expressed or implied in any forward-looking statement. Particular risks and uncertainties include, among other things, those related to: the Company's available cash resources and the availability of additional funds on acceptable terms; the Company's ability to design, initiate, enroll, execute, and complete its planned studies evaluating neflamapimod; the likelihood and timing of any regulatory approval of neflamapimod or the nature of any feedback the Company may receive from the U.S. Food and Drug Administration; the Company's ability to maintain its listing on the Nasdaq Capital Market, as well as comply with applicable Nasdaq rules and regulations; the market price of the Company's securities, which may be volatile due to a variety of factors, including, but not limited to: changes in the competitive and highly regulated industry in which the Company operates; the issuance of additional shares of the Company's common stock, including upon the issuance of outstanding warrants or otherwise; variations in operating performance across competitors; changes in laws and regulations affecting the Company's business; the ability to implement business plans, forecasts, and other expectations in the future; general economic, political, business, industry, and market conditions, inflationary pressures, and geopolitical conflicts, including the continued availability of funding for the U.S. federal government to support disbursements under the Company's grant from the National Institute on Aging; and the other factors discussed under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission ("SEC") on March 29, 2024, and other filings that the Company may file from time to time with the SEC. Any forward-looking statements in this presentation speak as of December 10, 2024 (or such earlier date as may be identified) and the Company does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after this date, except to the extent required by law.

Company Overview

Targeting the Early Stage of the Neurodegenerative Process, Synaptic Dysfunction, to Treat Age-Related Neurologic Disorders



CervoMed began trading on NASDAQ (CRVO) in August 2023 following a completed merger between EIP Pharma, Inc. and Diffusion Pharmaceuticals Inc.

Headquartered: Boston, MA

15 full-time employees

Lead Asset: Neflamapimod licensed from Vertex Pharmaceuticals; developed for CNS indications by EIP Pharma/CervoMed

Neflamapimod IP covered by multiple CervoMed-owned issued patents around method of use for various indications and formulations, expiring at various dates through 2039

CERVOMED

Experienced Leadership Team



John Alam, MD
President, CEO & Co-Founder, Director
Former Chief Medical Officer and EVP Medicines Development, Vertex
Former Global Head Alzheimer's R&D at Sanofi
Led clinical development of Avonex for multiple sclerosis at Biogen



William Elder
Chief Financial Officer & General Counsel
Principal Financial Officer of CervoMed since March 2024
General Counsel and Corporate Secretary of Diffusion (2020-23)
J.D. from University of Pennsylvania School of Law, M.S. Finance from Villanova University, B.A. Economics from Tufts University



Robert J. Cobuzzi Jr., PhD
Chief Operating Officer, Director
President, Chief Executive Officer and Director of Diffusion (2020-23)
More than 25 years of cross-functional leadership and operational experience in pharmaceutical and biotechnology companies, including Endo, Adolor, Centocor and AstraMerck



Kelly Blackburn, MHA
SVP, Clinical Development
Former VP, Clinical Affairs at aTyr Pharma; VP, Clinical Development Operations at Vertex. Led global clinical operations for Kalydeco® for the treatment of cystic fibrosis, Incivek® for hepatitis C, and Velcade® for multiple myeloma

DIRECTORS

Joshua Boger, PhD (Chair)
Executive Chair, Alkeus Therapeutics
Founder, former CEO, Vertex Pharmaceuticals

Sylvie Gregoire, PharmD
Co-Founder; Board member, Novo Nordisk, F2G, Abivax; Former Executive VP, Biogen; Former President, HGT Division, Shire Pharmaceuticals; Former Board member, Revitty, ViFor, Corvidia, Cubist

Jeff Poulton (Chair of Audit Committee)
CFO, Alnylam Pharmaceuticals (Nasdaq:ALNY)
Former CFO, Shire Pharmaceuticals; CFO, Indigo Agr.

Jane H. Hollingsworth, JD
Managing Partner, Militia Hill Ventures
Former Chairman of the Board, Diffusion Pharmaceuticals

Marwan Sabbagh, MD
Prof. of Neurology at the Alzheimer's and Memory Disorders division of the Barrow Neurological Institute at Dignity Health/St Joseph's Hospital in Phoenix, Arizona

Frank Zavrl
Former Board Member, Puma Biotechnology
Retired Partner, Adage Capital

SCIENTIFIC ADVISORS

Ole Isacson, MD (Chair)
Prof of Neurology (Neuroscience) Harvard Medical School

Lewis Cantley, PhD
Professor of Cell Biology, Harvard Medical School, Dana-Farber Cancer Institute; Laureate, Breakthrough Prize in Life Sciences

Jeff Cummings, MD, PhD
Director, Chambers-Grundy Center for Transformative Neuroscience at UNLV

Heidi McBride, PhD
Professor, Dept. of Neurology & Neurosurgery, McGill University

CERVOMED

Financial Overview[1]

CervoMed has an expected cash runway into mid-2026[2]

Cash Resources and Grant Funding

- $46.7M in cash, cash equivalents and marketable securities as of September30, 2024
- $21.3M NIA Grant originally awarded January '23, disbursed over course of RewinD-LB trial
  - $6.2M in remaining NIA grant funding yet to be received

Capitalization

- 8.3 million shares outstanding
- 2.5 million shares underlying outstanding Series A warrants
  - Exercise Price = $39.24

1. Unless otherwise indicated, all financial information is approximate and as of September 30, 2024. For additional, important information regarding the Company's financial position and results of operations, please refer to the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 2024, filed with the SEC on November 12, 2024.
2. Based on the Company's current operating plan as of December 9, 2024, and inclusive of the remaining funds to be received from the NIA Grant. The Company has based this estimate on assumptions that may prove to be wrong and it could utilize its available capital resources sooner than it currently expects.

CERVOMED

CervoMed Pipeline



PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
Milestones
NEFLAMAPIMOD
Dementia with Lewy bodies*
Top-line data reported December 2024; additional data anticipated in late 1Q25
Recovery after Ischemic Stroke
Plan to initiate Phase 2a trial subject to full analysis of RewinD-LB data
Frontotemporal dementia**
Designing proof-of-principle trial; additional details to be announced
Alzheimer's disease
Decision on study in AD, if any, to be determined
EIP200 (novel co-crystal)
Multiple CNS

Worldwide commercial rights across programs
*Received FDA Fast Track designation
**Received FDA Orphan Drug designation

CERVOMED

Neflamapimod Mechanism of Action

Oral p38a Kinase Inhibitor Targeting Cholinergic Dysfunction and Degeneration


Dementia
Short
Term
Memory
Hippocampus
Basal Forebrain Cholinergic (BFC) Complex
Release of acetylcholine through cortical connections modulates cognitive and motor tasks


β-CTF of APP[1]
Neuroinflammation, α-synuclein, Aβ
↑ Rab5
p38α
(-)
Neflamapimod
Synaptic Dysfunction, Tau Hyperphosphorylation, Defects in Axonal Transport and Nerve Growth Factor Signaling
Cholinergic Dysfunction & Degeneration
Basal Forebrain

NGF: Nerve Growth Factor

Adapted from Alam & Nixon, *Molecular Neurodegeneration*, 2023. 1. APP: Amyloid Precursor Protein

Dementia with Lewy Bodies (DLB)


Nucleus
Lewy body

DLB associated with abnormal deposits ("Lewy bodies") within neurons of a protein called alpha-synuclein in the brain.

Primary site of pathology is basal forebrain

Clinically, characterized by dementia and ≥ 2 of the following: fluctuating attention, visual hallucinations, REM sleep disorder, and/or parkinsonism (motor deficits)[1]

- DLB patients experience rapid clinical worsening, high healthcare costs, low quality of life, and caregivers have high levels of distress. DLB patients progress significantly faster than patients with Alzheimer's disease (AD)

Treatment Landscape and Unmet Need

- **No approved therapies;** limited drugs in development
- Current standard of care is cholinesterase inhibitor therapy; only transiently improves cognition & does not impact motor component

Market Opportunity

- **3rd most common degenerative disease of the brain** (after AD and PD)
- **1.4M individuals in US and EU**

1. https://www.nia.nih.gov/health/what-lewy-body-dementia-causes-symptoms-and-treatments

CERVOMED

Clinical Course of DLB Creates Unique Opportunities for Therapeutic Intervention

	Basal Forebrain Cholinergic System	Temporal Lobe (Hippocampus)	Ability to Partially Restore Function	Alzheimer's disease (AD) related biomarker	Prevalence
Early-Stage DLB	Diseased	**Spared**	**Yes, with a drug targeting disease in the cholinergic system**	**Not elevated**	**Approximately 50% of all patients with DLB[1]**
Advanced DLB	Diseased	Significant Neurodegeneration	Limited by Temporal Lobe Neurodegeneration	Elevated	Approximately 50% of all patients with DLB[1]



Basal Forebrain Cholinergic System
(+)
Medial Temporal Lobe/ Hippocampus
Attention, Memory, Spatial Navigation

[1] Jain et al, 2024, Bolseweig et al, 2024

Neflamapimod: Targeted Therapy for Diseases of the Basal Forebrain

Preclinical | ***Disease processes in basal forebrain reversed with neflamapimod***

When administered in mice that develop basal forebrain cholinergic degeneration, neflamapimod:

- ✓ Reduced Rab5 activity and tau phosphorylation
- ✓ Reversed loss of cholinergic (ChaT+) neurons in the basal forebrain; and
- ✓ Normalized performance in behavioral tests of cholinergic function[2]


Cholinergic neurons in basal forebrain

Clinical | ***Improvement on multiple clinical endpoints in Phase 2a trial***

In AscenD-LB, a 91-patient, 16-week, placebo-controlled Phase 2a trial in patients with DLB neflamapimod:

- ✓ Significantly improved dementia severity (assessed by Clinical Dementia Rating Sum-of Boxes, CDR-SB, p=0.023 vs. placebo)
- ✓ Significantly improved gait (assessed by Timed Up and Go, TUG, p=0.044 vs. placebo
- ✓ Reduced levels of plasma biomarker of neurodegeneration (glial fibrillary acidic protein (GFAP))
- ✓ Results most prominent in patients with Early-Stage DLB

1. Alam & Nixon, *Molecular Neurodegeneration*, 2023. 2. Nature Communications, 13: 5308 (2022). https://www.nature.com/articles/s41467-022-32944-3

CERVOMED

RewinD-LB Phase 2b in Early-Stage DLB


SCREENING
RANDOMIZATION
MAIN STUDY
(16 weeks)
Open Label Extension
(32 weeks)
Placebo TID
Neflamapimod 40mg TID
Neflamapimod 40mg TID
Neflamapimod 40mg TID
Week 16
Week 48
Primary Efficacy Analysis

TRIAL OVERVIEW

DLB by consensus criteria

Pre-treatment plasma ptau181 <2.4 pg/ml

N= 159 participants

Blinded, randomized 1:1 to neflamapimod or matching placebo

16-week primary analysis, followed by 32-week open-label neflamapimod treatment extension

KEY OUTCOME MEASURES

Primary: Clinical Dementia Rating Sum of Boxes (CDR-SB)

Secondary: Timed Up and Go (TUG) test, Neuropsychological Test Battery (NTB), Clinical Global Impression of Change (CGIC)

EEG: beta functional connectivity (primary), eyes-closed to eyes-open alpha reactivity

MRI: atrophy of basal forebrain, and its functional connectivity

Plasma biomarker: GFAP

RewinD-LB Topline Data Summary

- Neflamapimod did not demonstrate statistically significant effects versus placebo on primary and secondary endpoints at 16 weeks
- Target plasma drug concentrations not achieved during the double-blind phase of the trial; investigation of cause ongoing
- Favorable safety and tolerability results with no new safety signal identified
- Additional data, including data from the initial 16-week portion of the open-label extension, expected in 1H25



CERVOMED

Medicines for the Brain

Corporate Overview

December 2024

NASDAQ: CRVO